      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)

                     of the Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  CONFIDENTIAL, FOR USE OF THE

                                                  COMMISSION ONLY (AS PERMITTED

[x]  Definitive Proxy Statement                   BY RULE 14A-6(E)(2))

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section

     240.14a-13

                       IOWA PUBLIC AGENCY INVESTMENT TRUST

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

       ________________________________________________________________________

     2)  Aggregate number of securities to which transaction applies:

       ________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange 3 Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ________________________________________________________________________

    4)  Proposed maximum aggregate value of transaction:

       ________________________________________________________________________

    5)  Total fee paid:

       ________________________________________________________________________

[ ]  Fee paid previously with preliminary materials:

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule

     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,

     or the form or schedule and the date of its filing.

    1)  Amount previously paid:

       ________________________________________________________________________

    2)  Form, Schedule or Registration Statement No.:

       ________________________________________________________________________

    3)  Filing Party:

       ________________________________________________________________________

    4)  Date Filed:

       ________________________________________________________________________

IOWA PUBLIC AGENCY INVESTMENT TRUST

SPECIAL MEETING OF PARTICIPANTS

TO BE HELD

August 26, 2011

8:30AM

Iowa Association of Municipal Utilities

1735 NE 70th Avenue

Ankeny, Iowa 50021

515-289-1999

Dear Participant:

A Special Meeting of Participants was called for August 26, 2011 at 8:30AM at Iowa Association of Municipal Utilities, 1735 NE 70th Avenue, Ankeny, Iowa to consider the election of Trustees and the approval of the auditors.

In consideration of these matters and on behalf of our Board of Trustees, I ask that you vote at the Meeting of Participants of IPAIT to be held at the Iowa Association of Municipal Utilities, 1735 NE 70th Avenue, Ankeny, Iowa, August 26, 2011, at 8:30 am local time. A Notice of the Meeting and a Proxy Statement, which describes the proposals, information about the Trustees, and how to vote, is enclosed.

YOUR VOTE IS IMPORTANT. WHILE YOU MAY ATTEND THE MEETING IN PERSON AND VOTE, YOU MAY VOTE BY PROXY AS DESCRIBED IN THE PROXY STATEMENT. IF YOU CHOOSE TO VOTE BY PROXY, an authorized official of each Participant is asked to sign, date and return the accompanying proxy card in the enclosed return envelope. You may also fax it to us toll-free at 866-260-0246. Faxing or returning your proxy card to us will not prevent you from otherwise voting in person, but will assure that your vote will be counted if you are not in attendance and will ensure that a quorum will be present at the meeting which will avoid the additional expense of further proxy solicitation if a quorum is not present.

IT IS VERY IMPORTANT THAT YOUR PROXY BE RECEIVED PROMPTLY. We need to receive your card or fax no later than August 24, 2011.

THE IPAIT BOARD OF TRUSTEES RECOMMENDS THAT THE PARTICIPANTS APPROVE BOTH OF

THE PROPOSALS.

                                               Sincerely,

Dated: July 27, 2011

Dianne Kiefer

                                               ____________________________

                                               Chairman of the Board of Trustees

NOTICE OF SPECIAL MEETING OF PARTICIPANTS

TO BE HELD

August 26, 2011

NOTICE IS HEREBY GIVEN that a Meeting of Participants (the "Meeting") of

Iowa Public Agency Investment Trust, an Iowa common law trust organized under

Chapter 28E of the Iowa Code ("IPAIT"), will be held on August 26, 2011 at 8:30 am local time at the Iowa Association of Municipal Utilities, 1735 NE 70th Avenue, Ankeny, Iowa for the following purposes:

    1. To ratify and approve the election of four members of the Board of

       Trustees.

    2. To ratify the selection of KPMG LLP as IPAIT's auditors.

The Board of Trustees of IPAIT fixed the close of business on July 28,

2011 as the record date (the "Record Date") for determining the Participants who are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Each Participant as of the Record Date which has a positive account in either the Diversified or Direct Government Obligation Portfolios (the

"Portfolios") are entitled to cast one vote per Unit for each matter to be voted

on. Please read the full text of the accompanying Proxy Statement for a complete understanding of the proposals.

YOUR VOTE IS IMPORTANT. THE AUTHORIZED OFFICIAL OF EACH PARTICIPANT MAY EXECUTE THE PROXY. Please sign, date and return the accompanying proxy card in the enclosed return envelope, or you may fax the signed proxy card to us toll-free at 866-260-0246. Faxing or returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will ensure that a quorum will be present at the meeting, which will avoid the additional expense of further proxy solicitation if a quorum is not present. IT IS VERY IMPORTANT THAT YOUR PROXY BE RECEIVED PROMPTLY. We must receive your vote by no later than August 24, 2011. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF IPAIT. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE

PROPOSED ITEMS.

                                           By Order of the Board of Trustees

                                           Robert Haug

                                          _____________________________________

                                           SECRETARY

                                           Des Moines, Iowa

July 27, 2011

IOWA PUBLIC AGENCY INVESTMENT TRUST

C/O Miles Capital

                                1415 28TH STREET SUITE 200

WEST DES MOINES, IOWA 50266-1461

(515) 244-5426 or 800-872-4024

                                 PROXY STATEMENT

                         SPECIAL MEETING OF PARTICIPANTS

                                  ------------

                               GENERAL INFORMATION

We are providing you with this Proxy Statement in connection with the solicitation of proxies by and on behalf of Iowa Public Agency Investment Trust,

an Iowa common law trust organized under Chapter 28E of the Iowa Code ("IPAIT"),

for use at the Meeting of Participants to be held at the Iowa Association of Municipal Utilities, 1735 NE 70th Avenue, Ankeny, Iowa on August 26, 2011, at 8:30 am local time, and at any and all postponements or adjournments thereof (the "Meeting"). This proxy statement, the accompanying form of proxy, and the Notice of Special

Meeting will be first mailed or given to Participants on or about July 27,

2010.

Because many of the authorized representatives of IPAIT's Participants may be unable to attend the Meeting in person, the Board of Trustees is soliciting proxies to give each Participant an opportunity to vote on all matters presented at the Meeting. Authorized representatives of the Participants are urged to:

    (1) read this Proxy Statement carefully;

    (2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy,

    (3) sign, date and return the Proxy by mail in the return

        envelope provided, or

    (4) fax the Proxy toll-free to fax number 866-260-0246.

If the accompanying proxy is executed properly by an authorized official of a Participant and returned, the Participants so voting will be deemed to have voted their Units at the Meeting in accordance with the instructions given. The

Board of Trustees of IPAIT recommends a vote FOR all proposals. If no instructions are given, the Participant's Units will be voted FOR the approval of all proposals and any other business as may properly come before the Meeting.

IPAIT'S ANNUAL AND SEMI-ANNUAL REPORTS HAVE PREVIOUSLY BEEN DELIVERED TO PARTICIPANTS OF IPAIT. SUCH REPORTS ARE AVAILABLE AT NO COST BY CALLING TOLL-FREE AT 800-872-4024, VIEWING ONLINE AT WWW.IPAIT.ORG, OR WRITING TO IPAIT IN CARE OF MILES CAPITAL, AT 1415 28TH STREET, SUITE 200, WEST DES MOINES, IOWA 50266-1461.

YOUR VOTE IS IMPORTANT. Please take a moment now to sign, date and return the accompanying proxy card in the enclosed return envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will avoid the additional expense of further proxy solicitation and will ensure that a quorum is represented at the meeting.

                   QUESTION AND ANSWER SUMMARY: ABOUT THE VOTE

WHAT IS BEING VOTED ON AT THE MEETING?

As more fully described in this proxy statement, the Board of Trustees of

IPAIT is asking participants to consider and vote on the following proposals:

1.

Election of four Trustees

2.

Ratification of the selection of KPMG LLP as IPAIT's auditors

WHO CAN VOTE AT THE MEETING?

The Board of Trustees has set July 28, 2011 as the record date for the Meeting. Only Participants at the close of business on the record date which have positive account balances in either the Diversified Portfolio and or the Direct Government Obligation Portfolio (the "Portfolios") will be entitled to receive notice of and to vote at the Meeting. Each Participant will be entitled to one vote per unit of beneficial ownership ("Unit") held in both Portfolios on each matter properly submitted for vote at the Meeting. Participants of both Portfolios vote together on the Election of Trustees and the ratification of the selection of KPMG LLP.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

Quorum for the Meeting is based on the number Units outstanding held by Participants that are represented in person or by proxy. To have a quorum we need a majority of the Units of the combined Diversified Portfolio and the Direct Government Obligation Portfolio to be present, in person or by proxy. Proxies received will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. The vote with respect to each proposal will be tabulated separately.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of a proposal, the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to Unit holders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of participants represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies required to be voted for a proposal, FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment.

HOW TO VOTE?

If an authorized representative of each Participant completes and properly signs the accompanying proxy card and return it to us, it will be voted as they direct, unless they later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, Participants represented by a proxy will be voted FOR the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you do not complete a proxy card and return it to us or vote at the meeting, you will be treated as if you voted AGAINST a proposal. If you check the box labeled ABSTAIN on the proxy card and return it to us, you will be treated as if you voted AGAINST a proposal.

If you attend the Meeting, you may deliver your completed proxy card or vote in person. You may either mail the proxy card to us in the envelope provided or you fax the signed proxy card toll-free to us at 866-260-0246.

CAN THE VOTE BE CHANGED AFTER RETURN OF THE PROXY CARD?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

Any written notice of revocation sent to us must include the Participant's name and must be received prior to the Meeting to be effective.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

Election of Trustees requires as to each Trustee, the affirmative vote of a plurality of the Units of the Diversified Portfolio voting at the meeting. This means that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. The nominees for this election are unopposed and are all incumbents.

The ratification of the selection of KPMG LLP as IPAIT's auditors requires the affirmative vote of a majority of the outstanding Units voting at the meeting.

Each change in the investment policy requires the affirmative vote of a majority of the outstanding Units of the Portfolio voting at the meeting.

Abstentions are counted in tabulations of the votes cast on proposals presented to participants. Therefore, for all matters presented at the Meeting, abstentions will have the same effect as a vote against the proposals.

PROPOSAL 1.

ELECTION OF TRUSTEES

The Board is currently comprised of nine persons who are representative of the three types of Iowa public agencies that have historically participated in IPAIT - the Iowa League of Cities (ILC), the Iowa Association of Municipal Utilities (IAMU), and the Iowa State Association of Counties (ISAC)(collectively the "Associations") with each group having three representatives. The qualifications for the Trustees require that the person be an "official" and employee with an Iowa public agency. In the future, the Board will continue this structure in filling vacancies. To the extent that a vacancy occurs, the Board will seek and nominate persons to fill the vacancy with a person associated with the group meeting the qualifications for the vacancy. Each Trustee serves a three-year term and three Trustees are reappointed or elected each year (one from each group).

Richard Heidloff, Don Kerker, Sue Vavroch and Charles Rieken are the nominees for election as Trustees. The terms of Heidloff, Kerker, and Vavroch each expire in 2011. If elected they will serve three years terms.

Rieken was appointed by the Board on April 27, 2011 to fulfill the remainder of the term of Wayne Northey, who did not stand for reelection in 2010. If elected Rieken will continue to fulfill the remainder of Northey’s term (ending in 2012) and stand for reelection again next year.

Information about all Trustees, including the nominees is provided below.

Richard Heidloff has served on the IPAIT Board since 2006, and is the Lyon County Treasurer.

Don Kerker has served on the IPAIT Board since 1999, and is the Director of Finance and Administrative Services for Muscatine Power and Water.

Sue Vavroch has served on the IPAIT Board since 2003, and currently serves as the Second Vice Chair. She is the City of Cedar Rapids Treasurer.

Charles Rieken was appointed to fill a vacancy by the IPAIT Board at the April 2011 meeting. He serves as County Supervisor for Cass County.

The IPAIT Board includes trustees who are experienced public servants who share their experience in managing public funds for the benefit of the public agency participants of IPAIT.

The year that the term for each Trustee will end is specified in the table. All three nominees and all other Trustees are non-interested and independent. Each of the nominees and the other Trustees listed below has consented to being named in this Proxy Statement and each of the three nominees has indicated a willingness to serve as a Trustee if elected. Unless otherwise instructed, the proxy holder will vote the proxies received for the election of the persons listed below. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the proxy holders reserve the right to select and substitute another person as a Trustee nominee.

Name	Address	Age	Position held with IPAIT	Term of Office	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios Overseen by Trustee	Outside Directorships Past 5 years
Richard Heidloff	206 S. Second Avenue Rock Rapids, IA 51246	66	Trustee	Term Ending 2014	Since 2006	Lyon County Treasurer	1	None
Thomas Hanafan	209 Pearl Street Council Bluffs, IA 51503	62	Trustee	Term Ending 2012	Since 1992	Council Bluffs Mayor	1	None
Donald Kerker	3205 Cedar Street Muscatine, IA 52761	60	Trustee	Term Ending 2011	Since 1999	Director, Finance & Administrative Services, Muscatine Power and Water	1	None
Dianne Kiefer	101 W. Fourth Street Ottumwa, IA 52501	61	Trustee Chair	Term Ending 2013	Since 2000	Wapello County Treasurer, College Instructor, Buena Vista University	1	None
Charles Rieken	5 W 7th Street Atlantic, Iowa 50022	xx	Trustee	Term Ending 2012	Since 2011	Cass County Supervisor	1	None
Craig Hall	138 Jackson Street Brooklyn, IA 52211	59	Trustee, Vice Chair	Term Ending 2013	Since 2004	Manager, Brooklyn Municipal Utilities	1	None
Lynn Miller	One Utility ParkwayCedar Falls, Iowa 5061	63	Trustee	Term Ending 2012	Since 2009	Director of Finance and Organizational Services	1	None
Brent Hinson	135 W. Fifth St. Garner, Iowa 50438	33	Trustee	Term Ending 2013	Since 2010	City of Garner City Administrator	1	None
Susan Vavroch	50 Second Ave. Bridge Cedar Rapids, IA 52401	52	Trustee, Second Vice Chair	Term Ending 2011	Since 2003	Cedar Rapids City Treasurer	1	None
Alan Kemp	317 Sixth Ave., Ste 1400 Des Moines, IA 50309	50	IPAIT Assistant Secretary		Since 2007	Iowa League of Cities Executive Director
William Peterson	501 SW Seventh St, Ste Q Des Moines, IA 50309	60	IPAIT Treasurer		Since 1994	Iowa State Association of Counties Executive Director
Robert Haug	1735 NE 70th Avenue Ankeny, IA 50021	63	IPAIT Secretary		Since 1987	Iowa Association of Municipal Utilities Executive Director

The Board of Trustees does not include any person who is deemed to be an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act").

During the fiscal year ended June 30, 2011, the Company's Board of

Trustees held FOUR meetings. ALL INCUMBENT TRUSTEES OF THE IPAIT ATTENDED AT LEAST 75 PERCENT OF THE AGGREGATE OF (I) THE TOTAL NUMBER OF MEETINGS OF THE BOARD OF TRUSTEES (HELD DURING THE PERIOD FOR WHICH HE OR SHE WAS A TRUSTEE) AND (II) THE TOTAL NUMBER OF MEETINGS HELD BY ALL COMMITTEES OF THE BOARD ON WHICH HE OR SHE SERVED.

The Board of Trustees has an Executive Committee comprised of the

Chairman, the Vice Chairman, the Second Vice Chairman, the Treasurer, and the

Secretary. In the fiscal year ending June 30, 2011, the Executive Committee met once. The Executive Committee discusses the audit report with the auditor and also reviews the contract with the auditor, and the proposals for audit services. The full board then discusses the committee’s recommendations. There is no Audit Committee. The full Board of Trustees considers and approves the engagement of the independent auditors.

There is no Nominating Committee, as the full Board of Trustees reviews and recommends candidates for election to fill vacancies on the Board of Trustees. The Board of Trustees will consider written recommendations from the Sponsoring Associations and directly from Participants for possible nominees. Participants should submit their recommendations to the Secretary.

The structure of the Board of Trustees and its committees has been essentially the same since IPAIT was organized in 1987 and has proven to be an effective and efficient means of oversight of the business and risks of IPAIT. The Board meets quarterly and as part of its regular agenda receives and reviews reports from the Chief Compliance Officer, the Adviser and the Custodian concerning its investments and operations. As the Board is comprised of persons who have been public servants in management positions with various public agencies for many years, they all have years of experience in dealing with the management of public funds. They are also not interested persons and as a result the Board operates with complete independence from the Adviser and its other service providers.

As of the Record Date, none of the Trustees owned of record or beneficially any Units of either of IPAIT's Portfolios as none are legally permitted to invest in IPAIT. Only public agencies in the State of Iowa are permitted to participate in IPAIT.

The Trustees receive no compensation for serving on the Board of Trustees, except reimbursement for mileage and lodging in attending meetings. IPAIT has no pension or retirement plans for its Trustees.

A Participant may nominate an individual for election to the Board of

Trustees at the Special Meeting of Participants if the Participant: (1) is a

Participant of record at the time of giving notice of its intent to nominate a candidate; (2) is a Participant of record at the time of the Special Meeting;

(3) is entitled to vote at the Special Meeting; and (4) has given written notice of the nomination to the Secretary of the IPAIT no earlier than July 28, 2011 and no later than August 20, 2011. The notice must contain all information relating to the nominee required for proxy solicitations by Regulation 14A under the Securities Exchange Act of 1934, as amended (including the individual's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected). The notice must also contain the Participant's name and address as they appear on IPAIT books, the number of Units owned of record by such Participant and the "slot" for which the person in nominated for election.

PROPOSAL 2.

RATIFICATION OF SELECTION OF AUDITORS

At the meeting of the Board of Trustees held on August 25, 2010, KPMG

LLP was selected by the Trustees as the independent auditors for the 2010/2011 fiscal year. The Board of Trustees seeks your ratification of the selection of

KPMG LLP as IPAIT's independent auditors for the fiscal year ending June 30,

2011.

IPAIT has been advised by its independent accountants that they have no direct or material indirect financial interest in IPAIT. Representatives of KPMG

LLP are not expected to be present at the Meeting but will be available by telephone to respond to any questions.

Fees Paid to KPMG LLP by IPAIT (for the Fiscal Years ending June 30, 2010 and

June 30, 2011.

                                                     2010             2011

Audit Fees......................................	$15,500	$15,500
Tax Fees........................................	$1,175	$1,175

Total Fees......................................	$16,675	$16,675

The Tax Fees included those specific charges billed by KPMG LLP and paid by

IPAIT relating to the preparation and filing of all tax returns for IPAIT during the fiscal years indicated. KPMG LLP does not provide non-audit services to Miles Capital.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICPANTS VOTE FOR RATIFICATION OF THE

SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS OF IPAIT.

ADDITIONAL INFORMATION

RECORD DATE AND NUMBER OF OUTSTANDING UNITS

The Board of Trustees of IPAIT has fixed the close of business on July 28, 2011 as the Record Date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment thereof. Only Participants of record with positive account balances in the Portfolios at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. On this record date, there were 397,668,283.22 and 75,725,386.01 Units of the outstanding of the Diversified Portfolio or the Direct Government Obligation Portfolio respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, all Trustees and Officers of IPAIT, as a group,

owned no Units of the Diversified Portfolio of IPAIT and are not as aatter of law permitted to own any such Units.

The following table sets forth information regarding beneficial ownership of the Units in the Diversified Portfolio by all Participants known to IPAIT to be the beneficial owner of five percent or more of the outstanding Units. Unless otherwise noted in the footnotes following the table, the information is provided as of July 28, 2011 and the persons as to whom information is given have sole voting and investment power over the Units beneficially owned.

DIVERSIFIED PORTFOLIO

NAME

# Units

       %

   City of Cedar Rapids           150,368,044                     30.26%

   City of West Des Moines         62,157,178                     12.51%

   City of Iowa City               52,843,392                     10.63%

                             SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board of Trustees of IPAIT, but may also be made without additional remuneration by officers or employees of the Adviser by telephone, telegraph, facsimile transmission,

electronic mail or personal interview. The expense of the printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special

Meeting, and any additional material relating to the Meeting, which may be furnished to Participants by the Board subsequent to the furnishing of this

Proxy Statement, has been or will be borne by the Administrator. To obtain the necessary representation of Participants at the Meeting, supplementary solicitations may be made by mail, electronic mail, telephone or interview by officers of IPAIT or employees of the Adviser. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

                  PARTICIPANT PROPOSALS FOR NEXT ANNUAL MEETING

     Annual meetings of Participants are not required to be held unless they are necessary under the 1940 Act. Therefore, although the Board of Trustees has determined to hold a special meeting this year IPAIT may not hold Participant meetings on an annual basis. A Participant proposal intended to be presented at any meeting hereafter called must be received at IPAIT's offices a reasonable time before IPAIT begins to print and mail its proxy materials for that meeting,

in order to be considered for inclusion in IPAIT's proxy statement and form of proxy relating to such meeting. If a Participant fails to submit the proposal by such date, IPAIT will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at that next annual meeting of Participants.

     Proposals should be sent to Robert Haug, IPAIT, Secretary, at 1735 NE 70th

Avenue, Ankeny, Iowa 50021. The submission by a Participant of a proposal for inclusion in a proxy statement does not guarantee that it will be included.

Participant proposals are subject to certain regulations under the federal securities laws.

                                  OTHER MATTERS

     The Board is not aware of any matters to come before the Meeting, other than the proposals specified in the Notice of Special Meeting. However, if any other matter requiring a vote of the Participants should arise at the Meeting,

it is the intention of the persons named in the accompanying Proxy to vote such

Proxy in accordance with their best judgment.

PROXY/VOTING INSTRUCTION CARD

                         SPECIAL MEETING August 26, 2011

         THIS PROXY IS SOLICITED ON BEHALF OF IPAIT'S BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned, a participant of Iowa

Public Agency Investment Trust ("IPAIT"), hereby appoints, Alan Kemp,

Robert Haug and William Peterson and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below,

as a participant in IPAIT as of the date of record, and as fully as the undersigned would be entitled to vote if personally present, at the Special

Meeting of Participants to be held at the Iowa Association of Municipal Utilities, 1735 NE 70th Avenue, Ankeny, Iowa on August 26, 2011 at 8:30 am local time, and at any postponements or adjournments thereof.

THE VOTE OF THE PARTICIPANT REPRESENTED BY THIS PROXY/VOTING INSTRUCTION, WHEN

PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW, OR IF NO

DIRECTION IS MADE, WILL BE VOTED IN FAVOR OF All PROPOSALS AND EACH OF THE OTHER

ITEMS SET FORTH ON THE PROXY.

FOR THE REASONS SET FORTH IN THIS PROXY STATEMENT, THE BOARD OF TRUSTEES

RECOMMENDS THAT PARTICIPANTS VOTE "FOR" ALL PROPOSALS.

Please mark boxes in ink. Sign, date and return this Proxy promptly by mail or toll-free fax 866-260-0246.

PROPOSAL 1: The Election of Board of Trustees. To withhold authority to vote for any Trustee, strike out that name.

Dick Heidloff     Don Kerker     Sue Vavroch

Charles Rieken

[ ] FOR the candidates listed (except those crossed out, if any)

[ ] AGAINST the candidates listed

[ ] ABSTAIN

PROPOSAL 2: Ratification of the Selection of KPMG LLP as IPAIT'S auditors.

[ ] FOR

[ ] AGAINST

[ ] ABSTAIN

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Participants, dated August 26, 2011 and the Proxy Statement furnished therewith.

PARTICIPANT NAME

PORTFOLIO

# SHARES

Signature of Authorized Official: ______________________________________________

 (Check with us to make sure you are authorized at 800-872-4024)

Printed Name:___________________________________________________________________

Title of Authorized Official:__________________________   Date:_________________

TO SAVE IPAIT ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND

RETURN THIS PROXY PROMPTLY, BY MAIL OR FAX TOLL-FREE TO 866-260-0246.